                               Managed Municipals
                                 Portfolio Inc.

                                  Annual Report

                                  May 31, 1999

                                   [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.

                                  May 31, 1999

                                   [GRAPHIC]

Dear Shareholder:

      We are pleased to present the annual report for the Managed Municipal Portfolio Inc. ("Fund") for the year ended May 31, 1999. During the past year covered by this report, the Fund distributed income dividends totaling $0.54 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's May 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

                  Price              Annualized          Twelve-Month
                Per Share        Distribution Rate*      Total Return
              --------------     ------------------      ------------
              $11.97 (NAV)             5.01%                 2.66%
              $10.375 (NYSE)           5.78%                 0.11%

      In comparison, general closed-end municipal bond funds posted an average total return on NAV of a negative 6.41% for the same time period, as reported by Lipper Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update and Outlook

      Through May 1999, the municipal bond market was less volatile compared with to U.S. Treasuries. In our opinion, municipal bonds, which are relatively inexpensive, currently offer significant downside protection. In addition, new issuance of municipal bonds has slowed down from 1998 levels. With inflation relatively low, conditions are still favorable for municipal bonds.

----------
* This distribution assumes a current monthly income dividend rate of $0.05 per share for twelve months.


===============================        1        ================================

      In April, the Consumer Price Index ("CPI") increased 0.7% -- its largest monthly increase in nine years. With global economic growth picking up, inflationary fears surfaced. The Federal Reserve Board ("Fed") raised short-term rates 0.25% on June 30, 1999 and yields in the bond market went up.

      Looking forward and as we near the end of the millennium and the onset of Y2K, we believe that fixed-income securities in the U.S. should experience solid demand. That in turn should provide a positive environment for municipal bonds for the remainder of 1999. We are positioning ourselves for modestly lower rates over the next six months, and if there is no repeat of a higher CPI number, we stand an excellent chance of seeing a modest decline in rates as we move toward the fall.

Investment Strategy

      The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal.

      Our investment strategy for the Fund is to seek to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have risen, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio. (Currently the credit spread between AAA-rated and BBB-rated bonds are near their narrowest spread levels ever.) At these narrow spread levels, we do not think it makes sense to buy low-grade bonds and assume additional credit risk. Because our interest-rate forecast remains positive, we believe our current investment strategy should allow us to maximize dividend yields going forward.

      During the reporting period, we have pared down our exposure to paper recycling facilities. Our goal will be to eliminate our holdings in that area completely before 2000. As noted above, spreads between high-grade credits and lower ones have never been more narrower. We will upgrade the Portfolio at every opportunity until these spreads widen out to more historic norms.


===============================        2        ================================

      During the past year, the Fund focused on hospital bonds (15.1%), transportation bonds (13.6%) and general obligation bonds (12.6%) because we believe they offered good relative values. At the end of May, the Portfolio's weighted average maturity was approximately 19.5 years. In addition, as of May 31, 1999, roughly 88% of the Portfolio's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with approximately 50% of the Portfolio invested in AAA bonds, the highest rating.

      At its June 2 meeting, the Board of Directors of the Fund authorized a repurchase of shares when deemed appropriate. In closing, thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                  /s/ Joseph P. Deane

Heath B. McLendon                      Joseph P. Deane
Chairman                               Vice President and
                                       Investment Officer

July 9, 1999


===============================        3        ================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investor Services Group, Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 28. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSBC Fund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


===============================        4        ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                                  May 31, 1999
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
------------------------------------
 MUNICIPAL BONDS AND NOTES -- 100.0%
------------------------------------

California -- 9.7%
$   4,540,000   Baa3*   California Educational Facilities Authority
                          Revenue, (Pooled College & University
                          Projects), Series A, 5.625% due 7/1/23         $4,500,275
    2,000,000   AAA     California Health Facilities Finance Authority
                          Revenue, Series A, FSA-Insured,
                          Kaiser Permanente, 5.500% due 6/1/22            2,077,500
    1,000,000   AAA     California State Public Works Board, Lease
                          Revenue, Department of Corrections,
                          California Prison, AMBAC-Insured,
                          5.250% due 1/1/21                               1,005,000
    2,755,000   AA      California Statewide Community Development
                          Authority, COP, (St. Joseph Health System),
                          5.250% due 7/1/21                               2,720,562
    1,000,000   AAA     Campbell, CA Unified School District, GO,
                          FGIC-Insured, 5.000% due 8/1/17                   990,000
    2,000,000   AAA     Los Angeles, CA Public Works, Financing
                          Authority Lease Revenue, (Multiple Capital
                          Projects), Series A, AMBAC-Insured,
                          5.125% due 6/1/17                               2,000,000
    3,300,000   A-      Los Angeles, CA Regional Airport
                          Improvement Corp., Los Angeles
                          International Airport Lease Revenue,
                          6.500% due 1/1/32(b)                            3,394,875
                        Los Angeles County, CA Metropolitan,
                          Transportation Authority, Sales Tax
                          Revenue, MBIA-Insured:
    7,700,000   AAA          5.250% due 7/1/17                            7,796,250
    3,000,000   AAA          5.250% due 7/1/18                            3,033,750
    3,000,000   AA      Metropolitan Water District, Southern
                          California Waterworks Revenue Refunding,
                          Series A, 5.000% due 7/1/16                     2,973,750
    3,140,000   AAA     Rancho Mirage, CA Redevelopment Agency,
                          Tax Allocation Refunding, (1984 Project),
                          Series A, MBIA-Insured, 5.000% due 4/1/24       3,034,025
    4,250,000   AAA     Riverside County, CA COP, (1997 Lease
                          Refunding Project), MBIA-Insured,
                          5.125% due 11/1/17                              4,223,438


                                                See Notes to
                                                Financial Statements.
===============================        5        ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
California -- 9.7% (continued)
$   2,750,000   AAA     Sacramento County, CA COP, (Public
                          Facilities Project), MBIA-Insured,
                          5.375% due 2/1/19                             $ 2,801,563
-----------------------------------------------------------------------------------
                                                                         40,550,988
-----------------------------------------------------------------------------------
Colorado -- 12.1%
    3,000,000   AAA     Arapahoe County, CO Capital Improvement,
                          Public Highway Authority, (Pre-Refunded --
                          Escrowed with U.S government
                          securities to 8/31/05 Call @ 103),
                          7.000% due 8/31/26(c)                           3,521,250
                        Colorado Health Facilities Authority Revenue:
    3,000,000   A         Series B, 5.350% due 8/1/15                     3,018,750
    2,500,000   AAA       Sisters of Charity Leavenworth,
                             MBIA-Insured, 5.125% due 12/1/18             2,465,625
    2,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                          Series A, 7.000% due 1/1/22(b)                  2,155,000
   60,000,000   Aaa*    Dawson Ridge, CO Metropolitan District
                          No. 1, Series B, (Escrowed to maturity
                          with Refco Strips), zero coupon due 10/1/22    15,750,000
                        Denver, CO City & County Airport Revenue,
                          Series C:
    3,155,000   BBB+         6.750% due 11/15/22(b)(c)                    3,387,680
   10,165,000   BBB+         6.125% due 11/15/25(b)                      10,660,544
    8,160,000   BBB+         Escrowed to maturity with U.S.
                               government securities,
                               6.125% due 11/15/25(b)(d)                  8,884,200
      845,000   AAA          Pre-Refunded -- Escrowed with U.S.
                               government securities to 11/15/02
                               Call @ 102, 6.750% due 11/15/22(b)           933,725
-----------------------------------------------------------------------------------
                                                                         50,776,774
-----------------------------------------------------------------------------------
Connecticut -- 0.3%
    1,200,000   AA      Connecticut State Community Development
                          Authority, Special Obligation, Series A,
                          5.550% due 12/15/15                             1,240,500
-----------------------------------------------------------------------------------
Florida -- 4.3%
    2,000,000   AAA     Broward County, FL Airport System Revenue,
                          Passenger Facility, Series H-2,
                          AMBAC-Insured, 4.750% due 10/1/23               1,857,500


                                                See Notes to
                                                Financial Statements.
===============================        6        ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
Florida -- 4.3% (continued)
$   2,480,000   AAA     Florida State Turnpike Authority Revenue
                          Refunding, FGIC-Insured,
                          5.000% due 7/1/16                             $ 2,455,200
    5,000,000   BBB-    Martin County, FL IDA, (Indiantown
                          Cogeneration Project), Series A,
                          7.875% due 12/15/25(b)                          5,225,000
    3,500,000   AAA     Orange County, FL Tourist Development
                          Tax Revenue, Series A, AMBAC-Insured,
                          4.750% due 10/1/24                              3,241,875
                        Tampa, FL Revenue Bonds, (Florida
                          Aquarium Inc. Project):
    2,650,000   NR           7.550% due 5/1/12(c)                         2,958,063
    2,000,000   NR           7.750% due 5/1/27(c)                         2,242,500
-----------------------------------------------------------------------------------
                                                                         17,980,138
-----------------------------------------------------------------------------------
Georgia -- 0.5%
    2,000,000   A3*     Private Colleges & Universities Authority
                          Revenue, (Mercer University Project),
                          Series A, 5.250% due 10/1/25                    1,940,000
-----------------------------------------------------------------------------------
Hawaii -- 1.4%
    2,000,000   A       Hawaii State Department of Budget & Finance,
                          Special Purpose Revenue, Kaiser Permanente,
                          Series A, 5.100% due 3/1/14                     1,952,500
    4,010,000   AAA     Hawaii State GO, Series CP, FGIC-Insured,
                          5.000% due 10/1/15                              3,969,900
-----------------------------------------------------------------------------------
                                                                          5,922,400
-----------------------------------------------------------------------------------
Illinois -- 1.4%
    2,000,000   Aaa*    Illinois Health Facilities Authority Revenue,
                          Memorial Health Systems, MBIA-Insured,
                          5.250% due 10/1/18                              1,982,500
    4,000,000   AAA     Illinois State GO, FGIC-Insured,
                          5.250% due 12/1/20                              3,980,000
-----------------------------------------------------------------------------------
                                                                          5,962,500
-----------------------------------------------------------------------------------
Indiana -- 1.3%
    5,000,000   A1*     Indiana Port Commission Revenue Refunding,
                          (Cargill Inc. Project), 6.875% due 5/1/12(c)    5,450,000
-----------------------------------------------------------------------------------
Kansas -- 0.1%
      500,000   A+      Kansas Development Financing Authority,
                          Health Facilities Revenue, Children's Mercy
                          Hospital, Series N, 5.250% due 5/15/18            491,875
-----------------------------------------------------------------------------------


                                                See Notes to
                                                Financial Statements.
===============================        7        ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
Louisiana -- 2.3%
$   4,000,000   AAA     Louisiana Local Government, Environment
                          Facilities, Community Development
                          Authority Revenue, (Capital Projects &
                          Equipment Acquisition), AMBAC-Insured,
                          4.500% due 12/1/18                            $ 3,670,000
    5,500,000   Aa3*    Saint Martin Parish, LA Industrial Revenue,
                          (Cargill Inc. Project), 6.625% due 10/1/12      6,015,625
-----------------------------------------------------------------------------------
                                                                          9,685,625
-----------------------------------------------------------------------------------
Maryland -- 0.5%
   10,000,000   NR      Maryland State Energy Financing
                          Administration, Solid Waste Disposal
                          Revenue, Limited Obligation, (Hagerstown
                          Project), 9.000% due 10/15/16(b)(e)             2,200,000
-----------------------------------------------------------------------------------
Massachusetts -- 3.7%
    1,000,000   AAA     Massachusetts State Health & Educational
                          Facilities Authority Revenue, (Northeastern
                          University Project), Series I, MBIA-Insured,
                          5.000% due 10/1/29                                950,000
    2,000,000   AAA     Massachusetts State Housing Finance
                          Agency, Housing Development, Series B,
                          MBIA-Insured, 5.300% due 12/1/17                2,017,500
    3,339,445   NR      Massachusetts State Industrial Finance
                          Agency, Solid Waste Disposal Revenue,
                          Sr. Lien, (Massachusetts Paper Co.
                          Project), 8.500% due 11/1/12                    3,272,657
    5,000,000   AAA     Massachusetts State Turnpike Authority,
                          Metropolitan Highway System Revenue,
                          Series A, AMBAC-Insured,
                          4.750% due 1/1/34                               4,531,250
                        Massachusetts State Water Resource
                          Authority, MBIA-Insured:
    3,000,000   AAA          Series B, 5.000% due 12/1/25                 2,865,000
                             Series C:
    1,025,000   AAA            5.250% due 12/1/20                         1,021,156
      975,000   AAA            Pre-Refunded -- Escrowed with U.S.
                                 government securities to 12/1/04
                                 Call @ 102, 5.250% due 12/1/20           1,045,688
-----------------------------------------------------------------------------------
                                                                         15,703,251
-----------------------------------------------------------------------------------


                                                See Notes to
                                                Financial Statements.
===============================        8        ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
Michigan -- 6.1%
$   8,000,000   NR      Michigan State Strategic Fund Resources
                          Recovery, Limited Obligation Revenue,
                          Central Wayne Energy Recovery, Series A,
                          7.000% due 7/1/27(b)                          $ 8,020,000
   16,375,000   NR      Midland County, MI Education Development
                          Corp., PCR, Limited Obligation, Series B,
                          9.500% due 7/23/09(b)(c)                       17,407,280
-----------------------------------------------------------------------------------
                                                                         25,427,280
-----------------------------------------------------------------------------------
Minnesota -- 1.1%
    2,500,000   A1*     Duluth, MN Seaway Port Authority, IDA,
                          Dock & Wharf Revenue, (Cargill Inc.
                          Project), 6.800% due 5/1/12                     2,712,500
      525,000   A2*     Minnesota State Higher Education Facilities
                          Authority Revenue, University St. Thomas
                          Education, Series 3, 5.375% due 4/1/18            524,344
    1,250,000   AA+     Minnesota State Housing Financing Agency,
                          Single-Family Mortgage, Series I,
                          5.500% due 1/1/17                               1,270,313
-----------------------------------------------------------------------------------
                                                                          4,507,157
-----------------------------------------------------------------------------------
Missouri -- 0.8%
    1,000,000   AAA     Fenton, MO COP, (Capital Improvement
                          Projects), MBIA-Insured, 5.125% due 9/1/17        995,000
      750,000   A+      Missouri Health & Educational Facilities
                          Authority Revenue, Children's Mercy
                          Hospital 5.250% due 5/15/18                       735,938
    1,575,000   AAA     St. Louis, MO Board of Education, Missouri
                          Direct Deposit Program, Series B,
                          FGIC-Insured, 5.000% due 4/1/16                 1,551,375
-----------------------------------------------------------------------------------
                                                                          3,282,313
-----------------------------------------------------------------------------------
Montana -- 1.9%
    8,000,000   NR      Montana State Board Investment Resource
                          Recovery, (Yellowstone Energy Project),
                          7.000% due 12/31/19(b)                          7,970,000
-----------------------------------------------------------------------------------
New Jersey -- 2.0%
    5,200,000   A+      Hudson County, NJ Improvement Authority,
                          6.625% due 8/1/25                               5,674,500
    2,830,000   AAA     Middlesex County, NJ COP, MBIA-Insured,
                          5.200% due 6/15/18                              2,840,612
-----------------------------------------------------------------------------------
                                                                          8,515,112
-----------------------------------------------------------------------------------


                                                See Notes to
                                                Financial Statements.
===============================        9        ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
New York -- 10.1%
$   3,000,000   A-      Long Island Power Authority, Electric
                          System Revenue, Series A,
                          5.500% due 12/1/29                            $ 3,037,500
                        New York City Transitional Finance
                          Authority Revenue, Future Tax Secured:
                             Series B:
    1,000,000   AA             4.750% due 11/1/17                           948,750
    4,250,000   AA             4.750% due 11/1/19                         3,984,375
                             Series C:
    5,000,000   AA             5.000% due 5/1/29                          4,737,500
    2,000,000   AAA            FGIC-Insured, 5.000% due 5/1/17            1,960,000
    1,090,000   AAA     New York State Dormitory Authority Lease
                          Revenue, Health Facilities Improvement
                          Program, Series A, FSA-Insured,
                          5.500% due 5/15/16                              1,124,063
                        New York State Dormitory Authority Revenue:
    1,000,000   AAA       City University Systems, Series A,
                             FGIC-Insured, 5.000% due 7/1/16                986,250
    4,000,000   AAA       Mental Health Services Facilities
                             Improvement, Series D, FSA-Insured,
                             5.125% due 8/15/17                           3,955,000
    6,000,000   AAA       Montefiore Medical Center,
                             AMBAC-Insured, 5.250% due 2/1/15             6,082,500
    5,000,000   A-        State University Educational Facilities,
                             5.000% due 5/15/14                           4,931,250
    1,000,000   AAA     New York State Medcare Mental Health
                          Services, FGIC-Insured, 5.250% due 2/15/19      1,000,000
    5,000,000   AAA     New York State Thruway Authority,
                          Highway & Bridge Fund, Series B,
                          FGIC-Insured, 5.000% due 4/1/17                 4,881,250
    5,000,000   Aa3*    Triborough Bridge & Tunnel Authority of NY,
                          General Purpose, Series A,
                          5.000% due 1/1/24                               4,806,250
-----------------------------------------------------------------------------------
                                                                         42,434,688
-----------------------------------------------------------------------------------
Ohio -- 4.4%
    2,000,000   AAA     Akron, OH Economic Development,
                          MBIA-Insured, 5.000% due 12/1/18                1,962,500
    1,000,000   AAA     Cleveland-Cuyahoga County, OH Port
                          Authority Revenue, Rock & Roll Hall of
                          Fame, AMBAC-Insured,
                          5.400% due 12/1/15                              1,032,500


                                                See Notes to
                                                Financial Statements.
===============================        10      =================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
Ohio -- 4.4% (continued)
$   6,360,000   AAA     Cuyahoga County, OH Hospital Revenue
                          Refunding, (Metrohealth System), Series A,
                          MBIA-Insured, 5.125% due 2/15/14              $ 6,455,400
    2,000,000   AAA     Ohio State Higher Educational Facilities
                          Community Revenue, (Union Dayton Project),
                          AMBAC-Insured, 5.350% due 12/1/17               2,055,000
    1,645,000   AAA     Ohio State Water Development Authority
                          Revenue, Fresh Water, Series A,
                          FSA-Insured, 5.000% due 6/1/16                  1,632,663
    5,320,000   AAA     Portage County, OH GO, MBIA-Insured,
                          5.250% due 12/1/17                              5,346,600
-----------------------------------------------------------------------------------
                                                                         18,484,663
-----------------------------------------------------------------------------------
Pennsylvania -- 2.1%
    1,800,000   AAA     Altoona, PA City Authority, Water Revenue,
                          FGIC-Insured, 5.000% due 11/1/19                1,748,250
    3,500,000   AAA     Montgomery County, PA Higher Education &
                          Health Authority Revenue, Holy Redeemer
                          Health, Series A, AMBAC-Insured,
                          5.250% due 10/1/17                              3,517,500
    1,000,000   AAA     Pittsburgh, PA Water & Sewer Authority
                          Revenue, Series C, FSA-Insured,
                          5.000% due 9/1/17                                 978,750
    2,500,000   AA      Saint Mary Hospital Authority, Bucks
                          County Catholic Health Initiatives,
                          Series A, 5.000% due 12/1/18                    2,393,750
-----------------------------------------------------------------------------------
                                                                          8,638,250
-----------------------------------------------------------------------------------
Puerto Rico -- 0.5%
    2,000,000   AAA     Puerto Rico Commonwealth Infrastructure
                          Financing Authority, AMBAC-Insured,
                          5.000% due 7/1/16                               2,002,500
-----------------------------------------------------------------------------------
South Carolina -- 1.7%
    4,000,000   AAA     Lexington County, SC Health Services
                          District Inc., Hospital Revenue Refunding &
                          Improvement, FSA-Insured,
                          5.250% due 11/1/17                              4,010,000
    2,000,000   A3*     Myrtle Beach, SC COP, Myrtle Beach
                          Convention Center, (Pre-Refunded --
                          Escrowed with U.S. government securities to
                          7/1/02 Call @ 102), 6.875% due 7/1/07(d)        2,207,500


                                                See Notes to
                                                Financial Statements.
===============================        11      =================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
South Carolina -- 1.7% (continued)
$   1,140,000   AAA     Piedmont, SC Municipal Power Agency,
                          Electric Revenue Refunding, Series A,
                          MBIA-Insured, 4.875% due 1/1/16                $1,100,100
-----------------------------------------------------------------------------------
                                                                          7,317,600
-----------------------------------------------------------------------------------
Tennessee -- 0.3%
    1,150,000   NR      Hardeman County, TN Correctional
                          Facilities Corp., 7.750% due 8/1/17             1,269,312
-----------------------------------------------------------------------------------
Texas -- 16.5%
    2,000,000   Aaa*    Arlington, TX ISD, GO, PSFG,
                          5.000% due 2/15/24                              1,915,000
    3,990,000   Aaa*    Azle, TX ISD, GO, PSFG, Series C,
                          5.000% due 2/15/22                              3,860,325
    2,000,000   AAA     Bexar County, TX Health Facilities
                          Development Corp. Revenue, Baptist
                          Health Systems, Series A, MBIA-Insured,
                          5.250% due 11/15/27                             1,965,000
                        Brazos River Authority:
    7,500,000   AAA       Houston Industrial Income Project, Series A,
                             5.125% due 5/1/19                            7,368,750
    4,000,000   Baa1*     PCR, Utilities Electric Co., Series C,
                             5.550% due 6/1/30(b)                         3,815,000
    2,000,000   AAA     Brownsville, TX Utility Systems Revenue,
                          AMBAC-Insured, 5.250% due 9/1/20                1,997,500
                        Burleson, TX ISD, GO, PSFG:
    1,160,000   Aaa*      6.750% due 8/1/24                               1,305,000
    2,840,000   NR        Pre-Refunded -- Escrowed with
                             U.S. government securities to 8/1/06
                             Call @ 100, 6.750% due 8/1/24(d)             3,258,900
    2,960,000   AA-     Fort Worth, TX Higher Education Financing
                          Corp. Revenue, Texas Christian University
                          Project, 5.000% due 3/15/14                     2,934,100
                        Harris County, TX Health Facilities,
                          Development Corp. Revenue:
    3,000,000   AA           Childrens Hospital Project, Series A,
                               5.250% due 10/1/19                         2,955,000
    1,000,000   AA           School Health Care Systems, Series B,
                               5.750% due 7/1/27                          1,035,000
                        Harris County, TX Toll Road, GO:
    8,000,000   AAA       Sr. Lien, FGIC-Insured, 5.375% due 8/15/20      8,050,000
    5,185,000   AA        Sub. Lien, 5.125% due 8/15/16                   5,185,000


                                                See Notes to
                                                Financial Statements.
===============================        12      =================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
Texas -- 16.5% (continued)
$   1,000,000   AAA     Houston, TX ISD, GO, Series A, PSFG,
                          4.750% due 2/15/22                             $  930,000
    2,670,000   AAA     Manor, TX ISD, GO, Refunding, PSFG,
                          5.000% due 8/1/17                               2,596,575
    2,000,000   AAA     Nueces River Authority, Texas Water Supply
                          Facilities, FSA-Insured, 5.500% due 3/1/27      2,065,000
                        Texas Water Development Board Revenue,
                          State Revolving Fund, Sr. Lien, Series B:
    3,000,000   AAA          5.000% due 7/15/14                           2,996,250
    1,000,000   AAA          5.000% due 7/15/15                             988,750
    5,000,000   AAA          5.000% due 7/15/16                           4,906,250
    8,000,000   AAA          5.000% due 7/15/19                           7,740,000
    1,520,000   AAA     West Texas Municipal Power Agency
                          Revenue, MBIA-Insured,
                          5.000% due 2/15/15                              1,504,800
-----------------------------------------------------------------------------------
                                                                         69,372,200
-----------------------------------------------------------------------------------
Utah -- 0.9%
    4,000,000   A+      Intermountain Power Agency, Utah Power
                          Supply Revenue Refunding, Series D,
                          5.000% due 7/1/21                               3,845,000
-----------------------------------------------------------------------------------
Virgin Islands -- 0.2%
    1,000,000   BBB-    Virgin Islands, PFA Revenue, Sr. Lien,
                          Series A, 5.500% due 10/1/22                    1,003,750
-----------------------------------------------------------------------------------
Virginia -- 3.9%
    4,700,000   A2*     Harrisonburg, VA Redevelopment &
                          Housing Authority, (Jail & Courthouse
                          Project), Public Facilities Lease Revenue,
                          6.500% due 9/1/14                               4,970,250
                        Virginia College Building Authority,
                          Virginia Educational Facilities Revenue,
                          21st Century College Program:
    3,590,000   AA           5.250% due 8/1/13                            3,684,237
    3,805,000   AA           5.250% due 8/1/14                            3,890,612
                        Virginia State HDA, Multi-Family Housing:
    1,655,000   AA+       Series D, 6.250% due 1/1/15                     1,735,681
    1,235,000   AAA       Series H, AMBAC-Insured,
                             6.300% due 11/1/15                           1,319,906
      600,000   AA+       Series K, 5.800% due 11/1/10                      639,750
-----------------------------------------------------------------------------------
                                                                         16,240,436
-----------------------------------------------------------------------------------


                                                See Notes to
                                                Financial Statements.
===============================        13      =================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                          Value
===================================================================================
Washington -- 7.2%
                        Chelan County, WA GO, Public Utilities,
                          District No. 1, Columbus River Rock,
                          MBIA-Insured:
                             Series A:
$  20,685,000   AAA            Zero coupon due 6/1/21                   $ 6,386,494
   22,685,000   AAA            Zero coupon due 6/1/22                     6,635,362
    4,750,000   AA           Series B, Remarketed 7/1/92,
                               Mandatory put 7/1/19,
                               6.750% due 7/1/62(b)(c)                    4,993,437
   10,060,000   AA-     Washington State Health Care Facilities,
                          Authority Revenue, Sisters of Providence
                          Hospital, (Pre-Refunded -- Escrowed with
                          U.S. government securities to 10/1/99
                          Call @ 102), 7.875% due 10/1/10(c)(d)          10,369,345
    2,000,000   AAA     Washington State Public Power Supply
                          System, (Project No. 2), Series A,
                          FSA-Insured, 5.125% due 7/1/11                  2,055,000
-----------------------------------------------------------------------------------
                                                                         30,439,638
-----------------------------------------------------------------------------------
West Virginia -- 0.7%
                        Marion County, WV Community Solid
                          Waste Disposal Facilities Revenue,
                          Adirondack Recycling:
    4,832,730   NR           Series A, 8.000% due 12/1/25(e)              2,416,365
      653,688   NR           Series B, 10.000% due 12/1/25(e)               326,844
-----------------------------------------------------------------------------------
                                                                          2,743,209
-----------------------------------------------------------------------------------
Wisconsin -- 2.0%
    4,070,000   AA      Wisconsin State GO, Series B,
                          6.600% due 1/1/22(b)                            4,354,900
                        Wisconsin State Health & Educational
                          Facilities Authority Revenue, MBIA-Insured:
    3,000,000   AAA          Aurora Health Care Inc.,
                               5.250% due 8/15/17                         3,003,750
    1,000,000   AAA          The Medical College of Wisconsin Inc.
                               Project, 5.400% due 12/1/16                1,015,000
-----------------------------------------------------------------------------------
                                                                          8,373,650
-----------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%                      ------------
                        (COST -- $411,540,798**)                       $419,770,809
                                                                       ------------
===================================================================================

See pages 15, 16 and 17 for footnote disclosure, definition of ratings and certain security descriptions.


                                                See Notes to
                                                Financial Statements.
===============================        14       ================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by Custodian for open purchase commitments.
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(e)   Security is in default.
**    Aggregate cost for Federal income tax purposes is substantially the same.

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                            May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percentage of
Moody's             and/or         Standard & Poor's          Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Aaa                                      AAA                        50.3%
  Aa                                       AA                         17.4
   A                                        A                         10.7
  Baa                                      BBB                         9.4
  NR                                       NR                         12.2
                                                                     -----
                                                                     100.0%
                                                                     =====
--------------------------------------------------------------------------------


                                                See Notes to
                                                Financial Statements.
===============================        15       ================================

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                                                See Notes to
                                                Financial Statements.
===============================        16       ================================

--------------------------------------------------------------------------------
                           Short-Term Security Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- AMBAC Indemnity Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CDA      -- Community Development
            Administration
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility
            Construction Loan Insurance
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed To Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage
            Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HDA      -- Housing Development Authority
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PFA      -- Public Finance Authority
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation
            Notes
SYCC     -- Structured Yield Curve Certificate
VAN      -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWE     -- Variable Rate Wednesday Demand


                                                See Notes to
                                                Financial Statements.
===============================        17       ================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                   May 31, 1999
================================================================================
ASSETS:
   Investments, at value (Cost -- $411,540,798)                    $419,770,809
   Interest receivable                                                6,331,669
--------------------------------------------------------------------------------
   Total Assets                                                     426,102,478
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   9,833,051
   Dividends payable                                                    721,913
   Payable to bank                                                      685,411
   Investment advisory fees payable                                     301,569
   Accrued expenses                                                     147,210
--------------------------------------------------------------------------------
   Total Liabilities                                                 11,689,154
--------------------------------------------------------------------------------
Total Net Assets                                                   $414,413,324
================================================================================

NET ASSETS:
   Par value of capital shares                                     $     34,607
   Capital paid in excess of par value                              413,576,918
   Undistributed net investment income                                  709,187
   Accumulated net realized loss from security
     transactions and futures contracts                              (8,137,399)
   Net unrealized appreciation of investments                         8,230,011
--------------------------------------------------------------------------------
TOTAL NET ASSETS
   (Equivalent to $11.97 a share on 34,606,944 shares of
   $0.001 par value outstanding; 500,000,000 shares authorized)     $414,413,324
================================================================================


                                                See Notes to
                                                Financial Statements.
===============================        18       ================================

--------------------------------------------------------------------------------
                             Statement of Operations
--------------------------------------------------------------------------------

                                                                        Year
                                                                        Ended
                                                                       5/31/99
================================================================================
INVESTMENT INCOME:
   Interest                                                        $ 24,137,875
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                  2,981,709
   Administration fees (Note 3)                                         851,917
   Shareholder communications                                           254,025
   Audit and legal                                                      147,543
   Directors' fees                                                       32,423
   Shareholder and system servicing fees                                 27,673
   Pricing service fees                                                  21,061
   Custody                                                               17,504
   Other                                                                 13,827
--------------------------------------------------------------------------------
   Total Expenses                                                     4,347,682
   Less: Investment advisory and administration fee waivers (Note 3)   (345,976)
--------------------------------------------------------------------------------
   Net Expenses                                                       4,001,706
--------------------------------------------------------------------------------
Net Investment Income                                                20,136,169
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities)         (4,777,237)
     Futures contracts                                                 (109,469)
--------------------------------------------------------------------------------
   Net Realized Loss                                                 (4,886,706)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               14,515,623
     End of year                                                      8,230,011
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (6,285,612)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (11,172,318)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  8,963,851
================================================================================


                                                See Notes to
                                                Financial Statements.
===============================        19       ================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Year             Year
                                                       Ended            Ended
                                                      5/31/99          5/31/98
================================================================================
OPERATIONS:
   Net investment income                          $ 20,136,169     $ 18,508,971
   Net realized gain (loss)                         (4,886,706)       7,547,057
   Increase (decrease) in net
     unrealized appreciation                        (6,285,612)      21,394,525
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            8,963,851       47,450,553
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                           (18,626,947)     (20,844,655)
   Net realized gains                               (4,075,207)     (10,411,885)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                 (22,702,154)     (31,256,540)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued
     for reinvestment of dividends                          --          671,821
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                --          671,821
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  (13,738,303)      16,865,834
NET ASSETS:
   Beginning of year                               428,151,627      411,285,793
--------------------------------------------------------------------------------
   End of year*                                   $414,413,324     $428,151,627
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                         $709,187        $(800,035)
================================================================================


                                                See Notes to
                                                Financial Statements.
===============================        20      ================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


===============================        21      ================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (continued)
--------------------------------------------------------------------------------

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended May 31, 1999, SSBC waived $269,093 of its investment advisory fee.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly. For the year ended May 31, 1999, SSBC waived $76,883 of its administration fee.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      For the year ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $95,816,589
--------------------------------------------------------------------------------
Sales                                                                 96,534,635
================================================================================

      At May 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 19,750,245
Gross unrealized depreciation                                       (11,520,234)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  8,230,011
================================================================================

      5. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each


===============================        22      ================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (continued)
--------------------------------------------------------------------------------

day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 1999, the Fund had no open futures contracts.

      6. Capital Shares

      Capital stock transactions were as follows:

                                          Year Ended              Year Ended
                                         May 31, 1999            May 31, 1998
                                      -----------------       ------------------
                                      Shares     Amount       Shares     Amount
================================================================================
Shares issued on reinvestment           --         --         54,539    $671,821
================================================================================

      7. Securities Traded on a When-Issued Basis

      In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

      At May 31, 1999, the Fund did not hold any when-issued securities.

      8. Capital Loss Carryforward

      At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,565,000 of unused capital loss carryforwards available to offset future capital gains expiring May 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


===============================        23       ================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31:

                                                1999         1998         1997         1996         1995
=========================================================================================================
Net Asset Value, Beginning of Year             $12.37       $11.90       $12.11       $12.55       $12.26
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(1)                      0.58         0.54         0.67         0.67         0.72
   Net realized and unrealized gain (loss)      (0.32)        0.83         0.08        (0.35)        0.49
---------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.26         1.37         0.75         0.32         1.21
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.54)       (0.61)       (0.66)       (0.75)       (0.67)
   Net realized gains                           (0.12)       (0.29)       (0.30)       (0.01)       (0.25)
---------------------------------------------------------------------------------------------------------
Total Distributions                             (0.66)       (0.90)       (0.96)       (0.76)       (0.92)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $11.97       $12.37       $11.90       $12.11       $12.55
---------------------------------------------------------------------------------------------------------
Total Return,
   Based on Market Value(2)                      0.11%        2.08%        7.89%        8.26%        8.40%
---------------------------------------------------------------------------------------------------------
Total Return,
   Based on Net Asset Value(2)                   2.66%       12.14%        6.59%        2.79%       10.96%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $414         $428         $411         $418         $433
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                                   0.94%        0.99%        1.00%        1.00%        1.02%
   Net investment income                         4.72         4.35         5.56         5.35         5.97
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            23%          87%         113%          45%          93%
---------------------------------------------------------------------------------------------------------
Market Value, End of Year                     $10.375      $11.000      $11.625      $11.690      $11.500
=========================================================================================================

(1) The investment advisor and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decrease in net investment income would have been $0.01. In addition, the ratio of expenses to average net assets would have been 1.02%.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


===============================        24       ================================

--------------------------------------------------------------------------------
                          Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Managed Municipals Portfolio Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 1995 was audited by other auditors whose report thereon, dated July 12, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Municipals Portfolio Inc. as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                          /s/ KPMG LLP

New York, New York
July 15, 1999


===============================        25       ================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                          Net Realized and                Net Increase
                                                                             Unrealized                  (Decrease) in
                         Investment             Net Investment             Gain (Loss) on               Net Assets From
                           Income                   Income                   Investments                  Operations
                 ------------------------------------------------------------------------------------------------------
                                 Per                      Per                         Per                          Per
Quarter Ended       Total       Share        Total       Share        Total          Share          Total         Share
=======================================================================================================================
August 31,
  1997           $5,809,421     $0.17     $4,751,757     $0.14      $11,642,588      $0.34       $16,394,345      $0.48
November 30,
  1997            5,571,655      0.16      4,540,883      0.13        9,907,664       0.29        14,448,547       0.42
February 28,
  1998            5,677,656      0.16      4,609,822      0.13        7,399,266       0.21        12,009,088       0.34
May 31,
  1998            5,679,780      0.16      4,606,509      0.13           (7,936)     (0.00)        4,598,573       0.13
August 31,
  1998            6,731,153      0.19      5,618,898      0.16        2,807,927       0.09         8,426,825       0.25
November 30,
  1998            5,825,421      0.17      4,996,967      0.15         (967,184)     (0.04)        4,029,783       0.11
February 28,
  1999            5,747,605      0.17      4,793,284      0.14       (3,630,173)     (0.10)        1,163,111       0.04
May 31,
  1999            5,833,696      0.17      4,727,020      0.13       (9,382,888)     (0.27)       (4,655,868)     (0.14)
=======================================================================================================================


===============================        26       ================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 NYSE          Net                    Dividend
  Record       Payable          Closing       Asset     Dividend    Reinvestment
   Date          Date           Price+       Value+       Paid          Price
================================================================================

 6/24/97        6/27/97         $11.750      $12.06      $0.060        $11.98
 7/22/97        7/25/97          12.000       12.43       0.060         12.08
 8/26/97        8/29/97          11.750       12.17       0.060         11.83
 9/23/97        9/26/97          11.750       12.30       0.056         11.91
10/28/97       10/31/97          11.375       12.33       0.056         11.60
11/24/97       11/28/97          11.563       12.41       0.056         11.64
12/22/97*      12/26/97          11.625       12.39       0.294         12.24
 1/27/98        1/30/98          11.938       12.41       0.056         12.04
 2/24/98        2/27/98          11.938       12.39       0.056         11.60
 3/24/98        3/27/98          11.125       12.36       0.050         11.34
 4/21/98        4/24/98          11.1875      12.23       0.050         11.10
 5/26/98        5/29/98          10.875       12.34       0.050         11.15
 6/23/98        6/26/98          11.000       12.32       0.050         11.10
 7/28/98        7/31/98          10.875       12.30       0.048         10.84
 8/25/98        8/28/98          10.875       12.41       0.048         11.05
 9/22/98        9/25/98          11.375       12.48       0.049         11.57
10/27/98       10/30/98          11.4375      12.44       0.049         11.58
11/23/98       11/27/98          11.750       12.42       0.049         11.59
12/21/98*      12/24/98          11.313       12.32       0.118         11.27
 1/26/99        1/29/99          10.938       12.37       0.049         11.04
 2/23/99        2/26/99          10.875       12.31       0.049         10.89
 3/23/99        3/26/99          10.750       12.22       0.049         10.72
 4/27/99        4/30/99          10.500       12.18       0.049         10.46
 5/25/99        5/28/99          10.375       12.01       0.049         10.52
================================================================================
+     As of record date.
*     Capital gain distribution.


===============================        27       ================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such


===============================        28       ================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


===============================        29       ================================

--------------------------------------------------------------------------------
                                 Tax Information
                                   (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1999:

      o 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


===============================        30       ================================

                               Managed Municipals
                                 Portfolio Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19103


===============================        31       ================================

                      [This page intentionally left blank]

          This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                       securities mentioned in the report.

                                   FD2246 7/99